GOLDMAN SACHS TRUST

Institutional and Administration Shares of the

Goldman Sachs Limited Maturity Obligations Fund

(the “Fund”)

Supplement dated June 17, 2016 to the

Prospectus, Summary Prospectus and Statement of Additional Information (the “SAI”),

each dated July 29, 2015

IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT OBJECTIVE

The Board of Trustees of the Goldman Sachs Trust has approved a change in the Fund’s name and investment objective. The change in the Fund’s name will be effective on July 29, 2016 and the change in the Fund’s investment objective will be effective on August 16, 2016.

The Fund’s name will change to the “Goldman Sachs Short-Term Conservative Income Fund.”

The Fund’s current investment objective is to seek to generate current income while maintaining an emphasis on preservation of capital and liquidity. The Fund’s new investment objective will be to seek to generate current income and secondarily maintain an emphasis on preservation of capital and liquidity.

Accordingly, on July 29, 2016, the Fund’s Prospectus, Summary Prospectus and SAI are revised as follows:

All references in the Prospectus, Summary Prospectus and SAI to the “Goldman Sachs Limited Maturity Obligations Fund” are replaced with “Goldman Sachs Short-Term Conservative Income Fund.”

In addition, on August 16, 2016, the Fund’s Prospectus, Summary Prospectus and SAI are revised as follows:

The following replaces in its entirety the “Goldman Sachs Limited Maturity Obligations Fund—Summary—Investment Objective” in the Prospectus and “Investment Objective” in the Summary Prospectus:

The Goldman Sachs Short-Term Conservative Income Fund (formerly, Goldman Sachs Limited Maturity Obligations Fund) (the “Fund”) seeks to generate current income and secondarily maintain an emphasis on preservation of capital and liquidity.

The fourth paragraph under the “Investment Objectives and Policies” section of the SAI is replaced with the following:

The Fund is designed for investors who seek to generate current income and secondarily maintain an emphasis on preservation of capital and liquidity.

In addition, on July 29, 2016, the Fund’s Prospectus and Summary Prospectus are revised as follows:

The following replaces in its entirety the “Goldman Sachs Limited Maturity Obligations Fund—Summary—Investment Philosophy” in the Prospectus and “Investment Philosophy” in the Summary Prospectus:

The Fund is managed to seek to generate current income while maintaining an emphasis on preservation of capital and liquidity. The Investment Adviser follows a conservative, risk-managed investment process.

Global fixed income markets are constantly evolving and are highly diverse—with a large number of countries, currencies, sectors, issuers and securities. We believe that inefficiencies in these complex markets cause bond prices to diverge from their fair value. To capitalize on these inefficiencies and generate consistent risk-adjusted performance, we believe it is critical to:

¢	Thoughtfully combine diversified sources of return by employing multiple strategies
¢	Take a global perspective to uncover relative value opportunities
¢	Employ focused specialist teams to identify short-term mispricings and incorporate long-term views
¢	Emphasize a risk-aware approach as we view risk management as both an offensive and defensive tool
¢	Build a strong team of skilled investors who excel on behalf of our clients

The second paragraph under the “Investment Management Approach—Principal Investment Strategies—Maturity Guidelines” section of the Prospectus is replaced with the following:

The Fund will maintain a WAM that does not exceed approximately nine months and a WAL that does not exceed approximately one year. The Fund’s WAM is an average of the effective maturities of all portfolio securities, weighted by each security’s percentage of market value. The Fund’s WAL is an average of the final maturities (or where applicable the date of demand) of all portfolio securities, weighted by each security’s percentage of market value. A security’s effective maturity represents the next interest rate reset date, demand date or prerefunded date. The Fund’s WAM and WAL are constantly revisited and adjusted as market conditions change. An overall strategy is developed by the Investment Adviser based on insights gained from weekly meetings with both Goldman Sachs economists and economists from outside the firm.

The “Investment Philosophy” and “Investment Process” sub-sections under the “Investment Management Approach—Principal Investment Strategies” section of the Prospectus are replaced with the following:

Investment Philosophy

Goldman Sachs Asset Management, L.P. (“GSAM”) serves as investment adviser to the Fund. GSAM is referred to in this Prospectus as the “Investment Adviser.”

The Fund is managed to seek to generate current income while maintaining an emphasis on preservation of capital and liquidity. The Investment Adviser follows a conservative, risk-managed investment process.

Global fixed income markets are constantly evolving and are highly diverse—with a large number of countries, currencies, sectors, issuers and securities. We believe that inefficiencies in these complex markets cause bond prices to diverge from their fair value. To capitalize on these inefficiencies and generate consistent risk-adjusted performance, we believe it is critical to:

¢	Thoughtfully combine diversified sources of return by employing multiple strategies
¢	Take a global perspective to uncover relative value opportunities
¢	Employ focused specialist teams to identify short-term mispricings and incorporate long-term views
¢	Emphasize a risk-aware approach as we view risk management as both an offensive and defensive tool
¢	Build a strong team of skilled investors who excel on behalf of our clients

GSAM Fixed Income implements this overall philosophy through an investment process that is aimed at seeking to generate current income while maintaining an emphasis on preservation of capital and liquidity by utilizing a diverse set of investment strategies and revolves around four key elements:

1. Developing a risk budget—Lead portfolio managers (the “Portfolio Team”) are responsible for the overall results of the Fund. They set the strategic direction of the Fund by establishing a “risk budget.” The “risk budget” for the Fund is the range the portfolio managers will allow the Fund to deviate from its benchmark with respect to overall risk, in this Fund primarily through sector allocations, securities selection and, to a lesser extent, duration. Following careful analysis of risk and return objectives, they allocate the overall risk budget to each component strategy in an effort to optimize potential return while maintaining an emphasis on preservation of capital and liquidity.

2. Generating investment views and strategies—Our Top-down and Bottom-up Strategy Teams (collectively, “Strategy Teams”) generate investment ideas within their areas of specialization. The Top-down Strategy Teams are responsible for Cross-Sector, Duration, Country, and Currency decisions and are deliberately small to ensure creativity and expedite decision-making and execution. Concurrently, Bottom-up Strategy Teams, comprised of sector specialists, formulate sub-sector allocation and security selection decisions. The Fund will only utilize Strategy Teams consistent with the Fund’s investment policies.

3. Constructing the portfolios—The Portfolio and Strategy Teams construct the Fund’s portfolio through a collaborative process in which the Portfolio Team oversees the overall portfolio while the Strategy Teams actively manage the securities and strategies within their areas of specialization. This process enables the Portfolio Team to build a diversified portfolio consisting of the ideas of the individual Strategy Teams, consistent with the Fund’s overall risk and return objectives.

4. Dynamic adjustments based on market conditions—As market conditions change, the volatility and attractiveness of sectors and strategies can change as well. To optimize the Fund’s risk/return potential within its risk budget, the Portfolio Team dynamically adjusts the mix of top-down and bottom-up strategies in the Fund’s portfolio, consistent with the Fund’s investment policies. At the same time, the Strategy Teams adjust their strategies and security selections in an effort to optimize performance within their specialty areas.

This Supplement should be retained with your Prospectus, Summary Prospectus and SAI for future reference.

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